UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019 (November 21, 2019)

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY 25	New York Stock Exchange
1.750% Notes due 2035	BMY 35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Exchange Offers and Consent Solicitations

On November 22, 2019 (the “Settlement Date”), Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) completed its previously announced (i) offers (the “Exchange Offers”) to exchange any and all outstanding notes (the “Celgene Notes”) issued by Celgene Corporation (“Celgene”), for up to $19,850,000,000 aggregate principal amount of new notes issued by Bristol-Myers Squibb and cash and (ii) related solicitations of consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain amendments (the “Amendments”) to each of the indentures (collectively, the “Celgene Indentures”) governing the Celgene Notes. Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of the Celgene Notes set forth below were tendered and subsequently accepted.   Such accepted Celgene Notes will be retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the Celgene Notes set forth below will remain outstanding.

Series of Celgene Notes	Aggregate Principal Amount Tendered and Accepted	Aggregate Principal Amount Outstanding Following Settlement
2.875% Senior Notes due 2020	$1,243,777,000	$256,223,000
3.950% Senior Notes due 2020	$436,313,000	$63,687,000
2.875% Senior Notes due 2021	$434,815,000	$65,185,000
2.250% Senior Notes due 2021	$464,576,000	$35,424,000
3.250% Senior Notes due 2022	$861,709,000	$138,291,000
3.550% Senior Notes due 2022	$891,870,000	$108,130,000
2.750% Senior Notes due 2023	$697,660,000	$52,340,000
3.250% Senior Notes due 2023	$932,101,000	$67,899,000
4.000% Senior Notes due 2023	$636,086,000	$63,914,000
3.625% Senior Notes due 2024	$882,510,000	$117,490,000
3.875% Senior Notes due 2025	$2,379,532,000	$120,468,000
3.450% Senior Notes due 2027	$961,528,000	$38,472,000
3.900% Senior Notes due 2028	$1,456,162,000	$43,838,000
5.700% Senior Notes due 2040	$245,785,000	$4,215,000
5.250% Senior Notes due 2043	$391,925,000	$8,075,000
4.625% Senior Notes due 2044	$976,477,000	$23,523,000
5.000% Senior Notes due 2045	$1,959,524,000	$40,476,000
4.350% Senior Notes due 2047	$1,236,433,000	$13,567,000
4.550% Senior Notes due 2048	$1,456,840,000	$43,160,000

Prior to settlement of the Exchange Offers and Consent Solicitations and upon receipt of the requisite consents to adopt the Amendments with respect to each series of Celgene Notes, Celgene entered into (i) a First Supplemental Indenture, dated as of May 1, 2019 (the “2018 Supplemental Indenture”), between Celgene and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) with respect to the Celgene Notes issued under the Indenture dated as of February 20, 2018 between Celgene and the Trustee, (ii) a First Supplemental Indenture, dated as of May 1, 2019 (the “November 2017 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of November 9, 2017 between Celgene and the Trustee, (iii) a First Supplemental Indenture, dated as of May 1, 2019 (the “August 2017 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 10, 2017 between Celgene and the Trustee, (iv) a First Supplemental Indenture, dated as of May 1, 2019 (the “2015 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 12, 2015 between Celgene and the Trustee, (v) a First Supplemental Indenture, dated as of May 1, 2019 (the “2014 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of May 15, 2014 between Celgene and the Trustee, (vi) a First Supplemental Indenture, dated as of May 1, 2019 (the “2013 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 6, 2013 between Celgene and the Trustee, (vii) a First Supplemental Indenture, dated as of May 1, 2019 (the “2012 Supplemental Indenture”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of August 9, 2012, and (viii) a First Supplemental Indenture, dated as of May 1, 2019 between Celgene and the Trustee (the “2010 Supplemental Indenture,” together with the 2018 Supplemental Indenture, the November 2017 Supplemental Indenture, the August 2017 Supplemental Indenture, the 2015 Supplemental Indenture, the 2014 Supplemental Indenture, the 2013 Supplemental Indenture and the 2012 Supplemental Indenture, the “Supplemental Indentures”), between Celgene and the Trustee, with respect to the Celgene Notes issued under the Indenture dated as of October 7, 2010 between Celgene and the Trustee. The Supplemental Indentures became operative upon the Settlement Date and amended each of the Celgene Indentures to (1) eliminate substantially all of the restrictive covenants in such Celgene Indenture, (2) eliminate certain of the events which may lead to an “Event of Default” in such Celgene Indenture (other than for the failure to pay principal, premium or interest) and (3) eliminate any restrictions on Celgene in such Celgene Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person.

In connection with the settlement of the Exchange Offers and Consent Solicitations, on November 22, 2019, Bristol-Myers Squibb entered into an Eleventh Supplemental Indenture (the “Bristol-Myers Squibb Eleventh Supplemental Indenture”) with The Bank of New York Mellon, a New York banking corporation (successor to The Chase Manhattan Bank (National Association)), as trustee, to the Indenture dated as of June 1, 1993 (the “Base Indenture,” and as amended and supplemented from time to time, the “Bristol-Myers Squibb Indenture”) with respect to the issuance of the following notes:

(i)	$1,243,777,000 aggregate principal amount of 2.875% Notes due August 15, 2020 (the “Bristol-Myers Squibb 2.875% 2020 Notes”),

(ii)	$436,313,000 aggregate principal amount of 3.950% Notes due October 15, 2020 (the “Bristol-Myers Squibb 3.950% 2020 Notes”),

(iii)	$434,815,000 aggregate principal amount of 2.875% Notes due February 19, 2021 (the “Bristol-Myers Squibb 2.875% 2021 Notes”),

(iv)	$464,576,000 aggregate principal amount of 2.250% Notes due August 15, 2021 (the “Bristol-Myers Squibb 2.250% 2021 Notes”),

(v)	$861,709,000 aggregate principal amount of 3.250% Notes due August 15, 2022 (the “Bristol-Myers Squibb 3.250% 2022 Notes”),

(vi)	$891,870,000 aggregate principal amount of 3.550% Notes due August 15, 2022 (the “Bristol-Myers Squibb 3.550% 2022 Notes”),

(vii)	$697,660,000 aggregate principal amount of 2.750% Notes due February 15, 2023 (the “Bristol-Myers Squibb 2.750% 2023 Notes”),

(viii)	$932,101,000 aggregate principal amount of 3.250% Notes due February 20, 2023 (the “Bristol-Myers Squibb 3.250% 2023 Notes”),

(ix)	$636,086,000 aggregate principal amount of 4.000% Notes due August 15, 2023 (the “Bristol-Myers Squibb 4.000% 2023 Notes”),

(x)	$882,510,000 aggregate principal amount of 3.625% Notes due May 15, 2024 (the “Bristol-Myers Squibb 3.625% 2024 Notes”),

(xi)	$2,379,532,000 aggregate principal amount of 3.875% Notes due August 15, 2025 (the “Bristol-Myers Squibb 3.875% 2025 Notes”),

(xii)	$961,528,000 aggregate principal amount of 3.450% Notes due November 15, 2027 (the “Bristol-Myers Squibb 3.450% 2027 Notes”),

(xiii)	$1,456,162,000 aggregate principal amount of 3.900% Notes due February 20, 2028 (the “Bristol-Myers Squibb 3.900% 2028 Notes”),

(xiv)	$245,785,000 aggregate principal amount of 5.700% Notes due October 15, 2040 (the “Bristol-Myers Squibb 5.700% 2040 Notes”),

(xv)	$391,925,000 aggregate principal amount of 5.250% Notes due August 15, 2043 (the “Bristol-Myers Squibb 5.250% 2043 Notes”),

(xvi)	$976,477,000 aggregate principal amount of 4.625% Notes due May 15, 2044 (the “Bristol-Myers Squibb 4.625% 2044 Notes”),

(xvii)	$1,959,524,000 aggregate principal amount of 5.000% Notes due August 15, 2045 (the “Bristol-Myers Squibb 5.000% 2045 Notes”),

(xviii)	$1,236,433,000 aggregate principal amount of 4.350% Notes due November 15, 2047 (the “Bristol-Myers Squibb 4.350% 2047 Notes”), and

(xix)
$1,456,840,000 aggregate principal amount of 4.550% Notes due February 20, 2048 (the “Bristol-Myers Squibb 4.550% 2048 Notes” and, collectively with the notes referred to in clauses (i) through (xviii), the “Bristol-Myers Squibb Notes”).

The Bristol-Myers Squibb Indenture contains customary covenants and restrictions, including covenants that require Bristol-Myers Squibb to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Bristol-Myers Squibb Indenture also provides for customary events of default. The Bristol-Myers Squibb Notes were issued in exchange for the Celgene Notes pursuant to a private exchange offer exempt from, or not subject to, registration under the Securities Act of 1933, as amended (“Securities Act”).

The interest rate and maturity date for each series of Bristol-Myers Squibb Notes is as follows:

(i)	The Bristol-Myers Squibb 2.875% 2020 Notes will bear interest at a rate of 2.875% per annum and will mature on August 15, 2020,

(ii)	The Bristol-Myers Squibb 3.950% 2020 Notes will bear interest at a rate of 3.950% per annum and will mature on October 15, 2020,

(iii)	The Bristol-Myers Squibb 2.875% 2021 Notes will bear interest at a rate of 2.875% per annum and will mature on February 19, 2021,

(iv)	The Bristol-Myers Squibb 2.250% 2021 Notes will bear interest at a rate of 2.250% per annum and will mature on August 15, 2021,

(v)	The Bristol-Myers Squibb 3.250% 2022 Notes will bear interest at a rate of 3.250% per annum and will mature on August 15, 2022,

(vi)	The Bristol-Myers Squibb 3.550% 2022 Notes will bear interest at a rate of 3.550% per annum and will mature on August 15, 2022,

(vii)	The Bristol-Myers Squibb 2.750% 2023 Notes will bear interest at a rate of 2.750% per annum and will mature on February 15, 2023,

(viii)	The Bristol-Myers Squibb 3.250% 2023 Notes will bear interest at a rate of 3.250% per annum and will mature on February 20, 2023,

(ix)	The Bristol-Myers Squibb 4.000% 2023 Notes will bear interest at a rate of 4.000% per annum and will mature on August 15, 2023,

(x)	The Bristol-Myers Squibb 3.625% 2024 Notes will bear interest at a rate of 3.625% per annum and will mature on May 15, 2024,

(xi)	The Bristol-Myers Squibb 3.875% 2025 Notes will bear interest at a rate of 3.875% per annum and will mature on August 15, 2025,

(xii)	The Bristol-Myers Squibb 3.450% 2027 Notes will bear interest at a rate of 3.450% per annum and will mature on November 15, 2027,

(xiii)	The Bristol-Myers Squibb 3.900% 2028 Notes will bear interest at a rate of 3.900% per annum and will mature on February 20, 2028,

(xiv)	The Bristol-Myers Squibb 5.700% 2040 Notes will bear interest at a rate of 5.700% per annum and will mature on October 15, 2040,

(xv)	The Bristol-Myers Squibb 5.250% 2043 Notes will bear interest at a rate of 5.250% per annum and will mature on August 15, 2043,

(xvi)	The Bristol-Myers Squibb 4.625% 2044 Notes will bear interest at a rate of 4.625% per annum and will mature on May 15, 2044,

(xvii)	The Bristol-Myers Squibb 5.000% 2045 Notes will bear interest at a rate of 5.000% per annum and will mature on August 15, 2045,

(xviii)	The Bristol-Myers Squibb 4.350% 2047 Notes will bear interest at a rate of 4.350% per annum and will mature on November 15, 2047, and

(xix)	The Bristol-Myers Squibb 4.550% 2048 Notes will bear interest at a rate of 4.550% per annum and will mature on February 20, 2048.

At any time prior to (i) the applicable maturity date with respect to the Bristol-Myers Squibb Non-Par Call Notes (as defined below) and (ii) the applicable Par Call Date (as specified in the Bristol-Myers Squibb Eleventh Supplemental Indenture) with respect to the Bristol-Myers Squibb Par Call Notes (as defined below), Bristol-Myers Squibb may redeem such series of Bristol-Myers Squibb Notes, in whole or in part, at its option, at any time or from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Bristol-Myers Squibb Notes of the applicable series to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Bristol-Myers Squibb Eleventh Supplemental Indenture) on such Bristol-Myers Squibb Notes discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Bristol-Myers Squibb Eleventh Supplemental Indenture) plus the applicable make-whole premium (as specified in the Bristol-Myers Squibb Eleventh Supplemental Indenture), and any accrued and unpaid interest thereon to, but not including, the applicable date of redemption.

At any time after the applicable Par Call Date, Bristol-Myers Squibb may redeem in whole or in part, at its option, the Bristol-Myers Squibb 2.750% 2023 Notes, the Bristol-Myers Squibb 3.250% 2023 Notes, the Bristol-Myers Squibb 3.625% 2024 Notes, the Bristol-Myers Squibb 3.875% 2025 Notes, the Bristol-Myers Squibb 3.450% 2027 Notes, the Bristol-Myers Squibb 3.900% 2028 Notes, the Bristol-Myers Squibb 4.625% 2044 Notes, the Bristol-Myers Squibb 5.000% 2045 Notes, the Bristol-Myers Squibb 4.350% 2047 Notes and the Bristol-Myers Squibb 4.550% 2048 Notes (collectively, the “Bristol-Myers Squibb Par Call Notes”), at an applicable redemption price equal to 100% of the principal amount of such series of the Bristol-Myers Squibb Par Call Notes to be redeemed, plus accrued and unpaid interest on the principal amount of such Bristol-Myers Squibb Par Call Notes being redeemed to such date of redemption. The Bristol-Myers Squibb Notes that are not Bristol-Myers Squibb Par Call Notes are referred to collectively as the “Bristol-Myers Squibb Non-Par Call Notes.”

The description of the Bristol-Myers Squibb Indenture, the Bristol-Myers Squibb Eleventh Supplemental Indenture and the Bristol-Myers Squibb Notes in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Bristol-Myers Squibb Indenture, the Bristol-Myers Squibb Eleventh Supplemental Indenture and the Bristol-Myers Squibb Notes. The Bristol-Myers Squibb Indenture was filed as Exhibit 4.1 to Bristol-Myers Squibb’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Bristol-Myers Squibb Eleventh Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The forms of Bristol-Myers Squibb Notes are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.18, 4.19 and 4.20, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. A copy of Bristol-Myers Squibb press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Registration Rights Agreement

On the Settlement Date, in connection with the issuance of the Bristol-Myers Squibb Notes, Bristol-Myers Squibb entered into a registration rights agreement (the “Registration Rights Agreement”) by and among Bristol-Myers Squibb and Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc. and Evercore Group L.L.C., as the dealer managers. Bristol-Myers Squibb agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Bristol-Myers Squibb Notes for new notes, with terms substantially identical in all material respects to the Bristol-Myers Squibb Notes, and (ii) cause the registration statement to become effective under the Securities Act. Bristol-Myers Squibb shall be obligated to pay additional interest on the Bristol-Myers Squibb Notes if it does not complete the exchange offer on or prior to the 365th day after the issuance of the Bristol-Myers Squibb Notes, or, if the shelf registration statement with respect to the Bristol-Myers Squibb Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the issuance of the Bristol-Myers Squibb Notes, or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from any of the dealer managers pursuant to the terms of the Registration Rights Agreement.

The description of the Registration Rights Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed hereto as Exhibit 4.21 to this Current Report on Form 8-K, and the terms of which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported, on January 18, 2019, Bristol-Myers Squibb entered into the Term Loan Credit Agreement (the “Term Loan Credit Agreement”), among Bristol-Myers Squibb, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent. On November 20, 2019, Bristol-Myers Squibb borrowed $8.0 billion under the Term Loan Credit Agreement to fund a portion of the cash consideration paid to Celgene shareholders in connection with the Merger (as defined herein).

On November 22, 2019, Bristol-Myers Squibb prepaid in full the outstanding balance of $8.0 billion and all accrued and unpaid interest and fees under the Term Loan Credit Agreement and terminated all commitments thereunder. The prepayment was made with a portion of the proceeds received from the OTEZLA® Divestiture (as defined herein).

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on November 20, 2019, Bristol-Myers Squibb acquired Celgene when it consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of January 2, 2019 (“Merger Agreement”), among Bristol-Myers Squibb, Burgundy Merger Sub, Inc., a wholly owned subsidiary of Bristol-Myers Squibb (“Merger Sub”), and Celgene. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Celgene, with Celgene surviving as a wholly owned subsidiary of Bristol-Myers Squibb (the “Merger”).

In June 2019, Bristol-Myers Squibb announced the planned divestiture of OTEZLA® (apremilast) in light of concerns raised by the U.S. Federal Trade Commission (“FTC”) in connection with the Merger. In furtherance of this plan, on August 25, 2019, Celgene and Amgen Inc. (“Amgen”), entered into an Asset Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Celgene agreed to sell its OTEZLA® (apremilast) product line and related intellectual property, including any patents that primarily cover apremilast, and other specified assets and liabilities related to the OTEZLA® (apremilast) product line for a cash purchase price of $13.4 billion (the “OTEZLA® Divestiture”). The consummation of the OTEZLA® Divestiture was subject to Bristol-Myers Squibb and Celgene entering into a consent decree with the FTC in connection with the Merger and requiring Celgene to divest OTEZLA® (apremilast) to Amgen, the consummation of the Merger and other customary closing conditions and regulatory approvals. On November 15, 2019, the FTC accepted the proposed consent order in connection with the Merger. On November 20, 2019, the Merger closed and on November 21, 2019, upon the terms and conditions set forth in the Purchase Agreement, the OTEZLA® Divestiture was completed.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On November 21, 2019, Bristol-Myers Squibb issued a press release (“Press Release”) announcing the final results of the Exchange Offers and Consent Solicitations. A copy of the Press Release is filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

 (b) Pro Forma Financial Information

Bristol-Myers Squibb is not filing pro forma financial information with this Current Report on Form 8-K, since the specified assets, liabilities and financial results related to the OTEZLA® (apremilast) product line were not reflected in the financial statements of Bristol-Myers Squibb for the year ended December 31, 2018.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1
Eleventh Supplemental Indenture, dated as of November 22, 2019, by and between Bristol-Myers Squibb Company, as issuer, and The Bank of New York Mellon, as trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of 2.875% Senior Notes due 2020 (included as Exhibit B to Exhibit 4.1).

4.3	Form of 3.950% Senior Notes due 2020 (included as Exhibit C to Exhibit 4.1).

4.4	Form of 2.875% Senior Notes due 2021 (included as Exhibit D to Exhibit 4.1).

4.5	Form of 2.250% Senior Notes due 2021 (included as Exhibit E to Exhibit 4.1).

4.6	Form of 3.250% Senior Notes due 2022 (included as Exhibit F to Exhibit 4.1).

4.7	Form of 3.550% Senior Notes due 2022 (included as Exhibit G to Exhibit 4.1).

4.8	Form of 2.750% Senior Notes due 2023 (included as Exhibit H to Exhibit 4.1).

4.9	Form of 3.250% Senior Notes due 2023 (included as Exhibit I to Exhibit 4.1).

4.10	Form of 4.000% Senior Notes due 2023 (included as Exhibit J to Exhibit 4.1).

4.11	Form of 3.625% Senior Notes due 2024 (included as Exhibit K to Exhibit 4.1).

4.12	Form of 3.875% Senior Notes due 2025 (included as Exhibit L to Exhibit 4.1).

4.13	Form of 3.450% Senior Notes due 2027 (included as Exhibit M to Exhibit 4.1).

4.14	Form of 3.900% Senior Notes due 2028 (included as Exhibit N to Exhibit 4.1).

4.15	Form of 5.700% Senior Notes due 2040 (included as Exhibit O to Exhibit 4.1).

4.16	Form of 5.250% Senior Notes due 2043 (included as Exhibit P to Exhibit 4.1).

4.17	Form of 4.625% Senior Notes due 2044 (included as Exhibit Q to Exhibit 4.1).

4.18	Form of 5.000% Senior Notes due 2045 (included as Exhibit R to Exhibit 4.1).

4.19	Form of 4.350% Senior Notes due 2047 (included as Exhibit S to Exhibit 4.1).

4.20	Form of 4.550% Senior Notes due 2048 (included as Exhibit T to Exhibit 4.1).

4.21	Registration Rights Agreement, dated as of November 22, 2019, by and among Bristol-Myers Squibb Company and Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc. and Evercore Group L.L.C.

99.1	Press Release of Bristol-Myers Squibb Company, dated November 21, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description

4.1
Eleventh Supplemental Indenture, dated as of November 22, 2019, by and between Bristol-Myers Squibb Company, as issuer, and The Bank of New York Mellon, as trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of 2.875% Senior Notes due 2020 (included as Exhibit B to Exhibit 4.1).

4.3	Form of 3.950% Senior Notes due 2020 (included as Exhibit C to Exhibit 4.1).

4.4	Form of 2.875% Senior Notes due 2021 (included as Exhibit D to Exhibit 4.1).

4.5	Form of 2.250% Senior Notes due 2021 (included as Exhibit E to Exhibit 4.1).

4.6	Form of 3.250% Senior Notes due 2022 (included as Exhibit F to Exhibit 4.1).

4.7	Form of 3.550% Senior Notes due 2022 (included as Exhibit G to Exhibit 4.1).

4.8	Form of 2.750% Senior Notes due 2023 (included as Exhibit H to Exhibit 4.1).

4.9	Form of 3.250% Senior Notes due 2023 (included as Exhibit I to Exhibit 4.1).

4.10	Form of 4.000% Senior Notes due 2023 (included as Exhibit J to Exhibit 4.1).

4.11	Form of 3.625% Senior Notes due 2024 (included as Exhibit K to Exhibit 4.1).

4.12	Form of 3.875% Senior Notes due 2025 (included as Exhibit L to Exhibit 4.1).

4.13	Form of 3.450% Senior Notes due 2027 (included as Exhibit M to Exhibit 4.1).

4.14	Form of 3.900% Senior Notes due 2028 (included as Exhibit N to Exhibit 4.1).

4.15	Form of 5.700% Senior Notes due 2040 (included as Exhibit O to Exhibit 4.1).

4.16	Form of 5.250% Senior Notes due 2043 (included as Exhibit P to Exhibit 4.1).

4.17	Form of 4.625% Senior Notes due 2044 (included as Exhibit Q to Exhibit 4.1).

4.18	Form of 5.000% Senior Notes due 2045 (included as Exhibit R to Exhibit 4.1).

4.19	Form of 4.350% Senior Notes due 2047 (included as Exhibit S to Exhibit 4.1).

4.20	Form of 4.550% Senior Notes due 2048 (included as Exhibit T to Exhibit 4.1).

4.21	Registration Rights Agreement, dated as of November 22, 2019, by and among Bristol-Myers Squibb Company and Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc. and Evercore Group L.L.C.

99.1	Press Release of Bristol-Myers Squibb Company, dated November 21, 2019.

104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 22, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary